                        Minnesota Life Insurance Company
                                Power of Attorney
                         To Sign Registration Statements


      WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

      WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

      WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147, 333-111067,
333-136242 and 333-140230) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

      WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

      WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933.

      NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Dwayne C. Radel and Gary R. Christensen, and each of them individually, as attorney in fact for the purpose of signing their names and on our behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account and the Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

      Signature                     Title                      Date
      ---------                     -----                      ----

   /s/ Robert L. Senkler            Chairman of the Board,     February 12, 2007
-----------------------------       President and Chief
   Robert L. Senkler                Executive Officer


   /s/ Mary K. Brainerd             Director                   February 12, 2007
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   Mary K. Brainerd


   /s/ John W. Castro               Director                   February 12, 2007
-----------------------------
   John W. Castro


   /s/ Sara H. Gavin                Director                   February 12, 2007
-----------------------------
   Sara H. Gavin


   /s/ John E. Gherty               Director                   February 12, 2007
-----------------------------
   John E. Gherty


   /s/ John F. Grundhofer           Director                   February 12, 2007
-----------------------------
   John F. Grundhofer


   /s/ John H. Hooley               Director                   February 12, 2007
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   John H. Hooley


   /s/ Dennis E. Prohofsky          Director                   February 12, 2007
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   Dennis E. Prohofsky


                                    Director
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   Trudy A. Rautio


   /s/ Randy F. Wallake             Director                   February 12, 2007
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   Randy F. Wallake


   /s/ Warren J. Zaccaro            Director                   February 12, 2007
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   Warren J. Zaccaro